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                                                                    EXHIBIT 21.1


                                       STATE OR OTHER JURISDICTION OF
          SUBSIDIARIES OF                     INCORPORATION OR
         MUZAK HOLDINGS LLC                     ORGANIZATION
         ------------------            ------------------------------

Muzak LLC                                         Delaware

     Business Sound, Inc.                           Ohio

     Muzak Finance Corp.                          Delaware

     Muzak Capital Corporation                    Delaware

     MLP Environmental Music, LLC                Washington

     Electro-Systems Corporation                  Florida

     Muzak Heart & Soul Foundation               Washington

Muzak Holdings Finance Corp.                      Delaware


                                       STATE OR OTHER JURISDICTION OF
                                              INCORPORATION OR
     SUBSIDIARIES OF MUZAK LLC                  ORGANIZATION
     -------------------------         ------------------------------

See Above

                                       STATE OR OTHER JURISDICTION OF
                                              INCORPORATION OR
SUBSIDIARIES OF MUZAK FINANCE CORP.             ORGANIZATION
-----------------------------------    ------------------------------

None.



                                        STATE OR OTHER JURISDICTION
                                                    OF
         SUBSIDIARIES OF                     INCORPORATION OR
    MUZAK CAPITAL CORPORATION                  ORGANIZATION
    -------------------------           ---------------------------

None.

                                       STATE OR OTHER JURISDICTION OF
           SUBSIDIARIES OF                    INCORPORATION OR
    MLP ENVIRONMENTAL MUSIC, LLC                 ORGANIZATION
    ----------------------------       ------------------------------

None.

                                       STATE OR OTHER JURISDICTION OF
                                              INCORPORATION OR
SUBSIDIARIES OF BUSINESS SOUND, INC.             ORGANIZATION
------------------------------------   ------------------------------

None.